LORD ABBETT GLOBAL FUND, INC.

Lord Abbett Multi-Asset Global Opportunity Fund

Supplement dated November 2, 2015 to the

Prospectus dated May 1, 2015

The following table replaces the table in the subsection under “Management – Portfolio Manager” on page 49 of the prospectus:

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since
Robert I. Gerber, Partner and Chief Investment Officer	2008
Giulio Martini, Portfolio Manager	2015

The following paragraph replaces the fourth paragraph under “Management and Organization of the Funds – Portfolio Managers” on page 106 of the prospectus:

The team is headed by Robert I. Gerber, Partner and Chief Investment Officer of Lord Abbett. Mr. Gerber joined Lord Abbett in 1997 and has been a member of the team since 2008. Assisting Mr. Gerber is Giulio Martini, Portfolio Manager. Mr. Martini joined Lord Abbett in and has been a member of the team since 2015. Mr. Martini was formerly a Global Investment Strategist at Anderson Global Macro LLC from 2012 to 2015 and Chief Investment Officer of Currency Strategies at Sanford C. Bernstein & Co. from 1985 to 2012. Mr. Gerber and Mr. Martini are jointly and primarily responsible for the day-to-day management of the Fund.

Please retain this document for your future reference.